                                                                   EXHIBIT 10.40


                               SECOND AMENDENT TO
                 AMENDED AND RESTATED REPLACEMENT LOAN AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED REPLACEMENT LOAN AGREEMENT (the "Agreement") is made this 30th day of December 1999, by and among BIORELIANCE CORPORATION, a corporation organized and in good standing under the laws of the State of Delaware, successor in interest to Microbiological Associates, Inc. (the "Company"), BIORELIANCE TESTING AND DEVELOPMENT, INC., formerly known as MA BioServices, Inc., a corporation organized and in good standing under the laws of the State of Delaware ("MA BioServices"), BIORELIANCE MANUFACTURING, INC., formerly known as Magenta Corporation, a corporation organized and in good standing under the laws of the State of Delaware ("Magenta") and MAGENTA VIRAL PRODUCTION, INC., a corporation organized and in good standing under the laws of the State of Delaware ("Magenta Viral"; together with the Company, MA BioServices and Magenta, each a "Borrower" and collectively, the "Borrowers") and BANK OF AMERICA, N.A., successor in interest to NATIONSBANK, N.A., each a national banking association, its successors and assigns, (the "Lender").

                                    RECITALS

         A. The Lender has made certain loans to the Borrowers, as more fully described in that certain Amended and Restated Replacement Loan Agreement by and among the Borrowers and the Lender dated as of October 31, 1997 (as amended from time to time, the "Restated Loan Agreement").

         B. The Borrowers have requested and the Lender has agreed to extend the maturity of Loan No. 2 and increase the maximum principal amount and extend the maturity of Loan No. 3 upon the terms and subject to the conditions hereinafter set forth.

         C. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Restated Loan Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

         1. Recitals. The above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2. Line of Credit Replacement Note. From and after the effective date hereof, all references in the Restated Loan Agreement and the Loan Documents to Loan No. 3 and/or the Line of Credit Replacement Note shall be deemed to refer to that certain line of credit in the current maximum principal amount of Two Million Dollars ($2,000,000) as evidenced by that

                                                                   EXHIBIT 10.40

certain Fourth Replacement Revolving Promissory Note of even date herewith in the maximum principal amount of Two Million Dollars ($2,000,000).

         3. Funded Debt to EBIDTA. Section 5.3 of the Restated Loan Agreement is amended and restated in its entirety as follows:

            Section 5.3. Funded Debt to EBITDA. Maintain a ratio of Funded Debt to EBITDA not greater than 3.5 to 1.0 as of the end of each fiscal quarter, based on the four (4) quarter period ending on such date. For purposes hereof, "Funded Debt" shall mean all senior debt, including any and all capitalized lease obligations and all contingent liabilities of any Borrower. For purposes hereof, "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization, all as determined in accordance with GAAP and all as determined on a consolidated basis for the twelve (12) month period then ending, provided, however, for the fiscal quarter ending December 31, 1999, EBITDA shall be based on the three (3) quarter period then ending on an annualized basis.

         4. Fixed Charge Coverage. From and after the date of this Agreement, the following Section is added immediately after Section 5.16 of the Restated Loan Agreement as Section 5.17:

            Section 5.17 Fixed Charge Coverage Maintain a Fixed Charge Coverage Ratio as of the end of each fiscal quarter, based on the consolidated financial statements of the Company and its Subsidiaries of not less than 1.25 to 1.0. For purposes hereof, the "Fixed Charge Coverage Ratio" means at the time of determination thereof, the ratio of (a) EBITDA, plus capital leases expenses for such period, to (b) the sum of interest expense, plus current maturities of long term debt and capital leases for such period. For purposes hereof, "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization, all as determined in accordance with GAAP and all as determined on a consolidated basis for the twelve (12) month period then ending, provided, however, for the fiscal quarter ending December 31, 1999, EBITDA shall be based on the three (3) quarter period then ending on an annualized basis.

         5. Loan Fee. In consideration of the Lender's agreement to extend Loan No. 2, the Borrowers shall pay the Lender at the time of the execution of this Agreement, a loan fee (the "Loan Fee") in the amount of one quarter of one percent of the balance of Loan No. 2. The Loan Fee is considered earned when paid and is not refundable.

         6. Restated Note. EXHIBIT B to the Restated Loan Agreement is being replaced in its entirety with EXHIBIT B attached hereto. The Borrowers shall execute and deliver to the Lender on the date hereof the Restated Note in substitution for and not satisfaction of, the issued and outstanding Line of Credit Replacement Note, and the Restated Note shall be the "Line of Credit Replacement Note" for all purposes of the Loan Documents. The Note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the Company after the execution and delivery of the Restated Line of Credit Replacement Note to the Lender.

         7. Conditions Precedent. This Agreement shall become effective on the date the

                                                                   EXHIBIT 10.40

Lender receives the following, each of which shall be satisfactory in form and substance to the Lender:

                  (a) A Fourth Replacement Revolving Promissory Note issued and delivered by the Borrowers in the form of EXHIBIT B attached hereto and incorporated herein by reference, payable to the order of the Lender in the maximum principal amount of Two Million and No/100 Dollars ($2,000,000.00) (which Fourth Replacement Revolving Promissory Note is sometimes referred to herein as the "Restated Note");

                  (b) Proof that the Borrowers have paid all costs and expenses to the Lender and its counsel in connection with this Agreement, including but not limited to the Lender's reasonable attorneys fees invoiced as of such date; and

                  (c) Such other information, instruments, opinions, documents, certificates and reports as the Lender may in its reasonable discretion deem necessary.

         8. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         9. Loan Documents; Governing Law; Etc. This Agreement is one of the Loan Documents defined in the Restated Loan Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         10. Acknowledgments. The Borrowers hereby confirm to the Lender the enforceability and validity of each of the Loan Documents. In addition, the Borrowers hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. The Borrowers issue, remake, ratify and confirm the representations, warranties and covenants contained in the Loan Documents. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Loan Documents as of the date hereof.

         11. Notices. All notices, certificates or other communications under the Loan Documents shall be deemed given when received, if given by hand or courier, or by certified mail, postage prepaid, return receipt requested, addressed as follows:


         if to the Lender:          Bank of America, N.A.
                                    6610 Rockledge Drive
                                    Third Floor
                                    Bethesda, Maryland 20817
                                    Attn: Jeffrey S. Patch

                                                                   EXHIBIT 10.40

         With a copy to:            Mays & Valentine, L.L.P.,
                                    8201 Greensboro Drive, Suite 801
                                    McLean,  Virginia  22102
                                    Attn: Richard M. Pollak, Esq.

         if to the Borrowers:       BioReliance Corporation
                                    14920 Broschart Road
                                    Rockville, Maryland 20850
                                    Attn: Sherry Rhodes, Esq.

         12. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.


                        [Signatures are on the next page]

                                                                   EXHIBIT 10.40

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.


WITNESS/ATTEST:                                      BIORELIANCE CORPORATION


s/Sherry R. Rhodes                                   By: s/Patrick J. Spratt            (SEAL)
-----------------------------                            -------------------------------
                                                         Name: Patrick J. Spratt
                                                         Title: Vice President, Finance & CFO

WITNESS/ATTEST:                                      BIORELIANCE TESTING AND
                                                     DEVELOPMENT, INC.


s/Sherry R. Rhodes                                   By: s/Patrick J. Spratt            (SEAL)
-----------------------------                            -------------------------------
                                                         Name: Patrick J. Spratt
                                                         Title: Vice President, Finance & CFO

WITNESS/ATTEST:                                      BIORELIANCE MANUFACTURING, INC.


s/Sherry R. Rhodes                                   By: s/Patrick J. Spratt            (SEAL)
-----------------------------                            -------------------------------
                                                         Name: Patrick J. Spratt
                                                         Title: Vice President, Finance & CFO

WITNESS/ATTEST:                                      MAGENTA VIRAL PRODUCTION, INC.


s/Sherry R. Rhodes                                   By: s/Patrick J. Spratt            (SEAL)
-----------------------------                            -------------------------------
                                                         Name: Patrick J. Spratt
                                                         Title:   Vice President, Finance & CFO

WITNESS:                                             BANK OF AMERICA, N.A..


                                                     By: s/Elizabeth F. Shore            (SEAL)
-----------------------------                            -------------------------------
                                                         Elizabeth F. Shore
                                                         Vice President